SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549



                             FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                  Date of Report:  July 20, 1995


                      BELLSOUTH CORPORATION
      (Exact name of registrant as specified in its charter)



         Georgia                 1-8607                  58-1533433
      (State or other         (Commission              (IRS Employer
       jurisdiction of         File Number)             Identification
       incorporation)                                    No.)


      1155 Peachtree Street, N. E., Atlanta, Georgia 30309-3610
      (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code
                       (404) 249-2000
Item 5.  Other Events

In the second quarter of 1995, BellSouth Corporation reported a loss of $4.38 per share. Second quarter results reflect an extraordinary charge of $5.47 per share related to BellSouth's discontinuance of Statement of Financial
Accounting Standards No. 71. Reported results also reflect an extraordinary charge of $.03 per share for early extinguishment of debt.

Earnings per share (EPS) before extraordinary charges were $1.12, an increase of 7.7 percent compared with the three months ended June 30, 1994.

BellSouth also said, for the quarter;

        Revenues were $4.39 billion, a 6.4 percent increase compared with the second quarter of 1994;

        Consolidated operating expenses increased 5.4 percent, due primarily to sustained expansion in BellSouth's wireless operations;

        Income before extraordinary charges was $556.9 million, up 7.8 percent vs. $516.5 million;

        Net income was a loss of $2.18 billion, reflecting the extraordinary charges, which totaled $2.73 billion.

BellSouth's targeted marketing initiatives have been successful in generating demand for addition phone lines in the home. People use second lines for fax machines, computer modems, children's phones and work-at-home needs. With nearly 1.2 million second residential lines now in service, extra lines have accounted for four out of every 10 new access lines in homes since June 30, 1994.

The company said its overall increase of 176,300 access lines was the highest for any April-May-June period in its history, beating the second quarter record of 133,600 set last year. The annual rate of access line growth was 4.8 percent in the second quarter, up from 4.2 percent in the same quarter of 1994, and improving on the 4.6 percent pace in the first quarter this year. BellSouth has more than 20,690,800 domestic access lines in service.

Growth in BellSouth's domestic and international cellular businesses also continued during the second quarter.
BellSouth added 210,100 new worldwide cellular customers.
U.S. mobile phone customers increased 144,300 in the three-month period, and totaled 2,464,300 at June 30, up 37 percent from a year earlier. International cellular customers reached 481,000, an annual growth rate of 82 percent.
                    BELLSOUTH CORPORATION
              CONSOLIDATED STATEMENTS OF INCOME
                         (Unaudited)
           (In Millions, Except Per Share Amounts)


                              For the Three     For the Six
                                  Months           Months
                              Ended June 30,      Ended June
                                                    30,
                               1995    1994     1995     1994

Operating Revenues:
Network and related services
Local service             $1,793.4 $1,709.7  $3,561.7  $3,389.4
Interstate access             805.6   765.0   1,600.7   1,567.4
Intrastate access             227.0   230.4     453.1     460.5
Toll                          265.7   300.4     546.6     600.6
Directory advertising and     389.0   396.3     742.2     741.1
publishing
Wireless communications       623.1   494.4   1,223.0     948.3
Other Services                286.5   231.7     561.7     544.9
Total Operating Revenues    4,390.3 4,127.9   8,689.0   8,252.2


Operating Expenses:
Cost of services and          1,484.8 1,492.3  2,987.9  2,984.6
products
Depreciation and                859.0   800.7  1,693.4  1,599.1
amortization
Selling, general and
administrative                  950.1   833.3   1,816.0 1,654.7
Total Operating Expenses      3,293.9 3,126.3  6,497.3  6,238.4

Operating Income              1,096.4 1,001.6  2,191.7  2,013.8

Interest Expense                186.3   154.0    360.3    318.9
Other Income (Expense), net       9.0   (11.7)    (1.7)    47.8

Income Before Income Taxes      919.1   835.9  1,829.7  1,742.7

Provision for Income Taxes      362.2   319.4    725.7    640.9

Income Before Extraordinary     556.9   516.5  1,104.0  1,101.8
Losses

Extraordinary Loss for
Discontinuance of
   Statement of Financial     (2,717.7)   --   (2,717.7)    --
   Accounting
   Standards No. 71, net of tax

Extraordinary Loss on Early
   Extinguishment of Debt,
    net of tax                   (15.8)    --     (15.8)    --

Net Income (Loss)            $(2,176.6)  $516.5  $(1,629.5)  $1,101.8


                    BELLSOUTH CORPORATION
        CONSOLIDATED STATEMENTS OF INCOME (Continued)
                         (Unaudited)
           (In Millions, Except Per Share Amounts)


                              For the Three     For the Six
                                  Months           Months
                              Ended June 30,      Ended June
                                                    30,
                               1995    1994     1995       1994


Weighted Average Common
Shares Outstanding            496.9    496.6    496.7     496.6

Dividends Declared Per
Common Share                  $.69     $.69    $1.38     $1.38

Earnings Per Share:
Income Before Extraordinary
 Losses                        $1.12   $1.04   $2.22    $ 2.22
Extraordinary Loss for
 Discontinuance of
 Statement of Financial        (5.47)    --    (5.47)      --
 Accounting Standards
 No. 71, net of tax
Extraordinary Loss on Early
 Extinguishment of Debt,        (.03)    --     (.03)      --
 net of tax

Earnings Per Share             $(4.38)  $1.04  $(3.28)  $ 2.22

                    BELLSOUTH CORPORATION
                 CONSOLIDATED BALANCE SHEETS
                         (Unaudited)
           (In Millions, Except Per Share Amounts)



                                                        June 30,  December 31,
                                                         1995      1994

                        ASSETS
Current Assets:
 Cash and cash equivalents                                $511.3     $606.5
 Temporary cash investments                                 84.9       50.8
 Accounts receivable, net of allowance for               3,312.2    3,126.6
  uncollectibles of $172.9 and $154.1
 Material and supplies                                      425.7     490.0
 Other current assets                                       512.1     453.9

                                                          4,846.2   4,727.8

Investments and Advances                                  2,682.7   2,531.5
Property, Plant and Equipment, net                       20,448.7  25,162.4
Deferred Charges and Other Assets                           397.2     535.4
Intangible Assets, net
                                                          1,483.4   1,439.9

 Total Assets                                           $29,858.2 $34,397.0


            LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
 Debt maturing within one year                           $1,825.7  $2,018.7
 Accounts payable                                         1,227.5   1,378.3
 Other current liabilities                                2,645.2   3,101.1

                                                          5,698.4   6,498.1


Long-Term Debt                                            7,917.3   7,435.1

Deferred Credits and Other Liabilities:
 Accumulated deferred income taxes                        1,875.8   3,646.9
 Unamortized investment tax credits                         394.6     443.3
 Other liabilities and deferred credits                   1,887.4   2,006.3

                                                          4,157.8   6,096.5

Shareholders' Equity:
Common stock, $1 par value                                  503.3     502.5
Paid-in capital                                           8,098.8   8,064.2
Retained earnings                                         4,411.7   6,721.1
Shares held in trust                                       (374.5)   (336.2)
Guarantee of ESOP debt                                     (554.6)   (584.3)

                                                         12,084.7  14,367.3

Total Liabilities and Shareholders' Equity              $29,858.2 $34,397.0





     PRELIMINARY (UNAUDITED)


     July 20, 1995


               BELLSOUTH FINANCIAL HIGHLIGHTS
                        SELECTED DATA

                                          Three          Three
                                      Months Ended     Months Ended
                                      June 30, 1995    June 30, 1994

      Return to average common
      equity                             (60.6%)(a)        14.8%
         (annualized)

      Return to average total
      capital                            (33.0%)(b)        10.9%
         (annualized)

      Weighted average common             496.9           496.6
      shares and equivalent
      shares outstanding
      (millions)

      Earnings per share                $(4.38)(c)      $1.04

      Dividends per share               $.69            $.69

      Property additions               $952.7         $873.5
      (millions)



                                          At June 30,
                                      1995           1994


     Common shares outstanding         496.4      496.2
     (millions)

     Debt ratio                        44.5%      39.9%

     Total employees                   90,784     94,140


     (a) After adjusting net income and average common equity for the impact of the extraordinary losses, Return to average common equity was 15.0%.
     (b) After adjusting net income and average total capital for the impact of the extraordinary losses, Return to average total capital was 11.3%.
     (c)  Excluding the extraordinary losses, Earnings per share were $1.12.


PRELIMINARY (UNAUDITED)


     July 20, 1995


               BELLSOUTH FINANCIAL HIGHLIGHTS
                        SELECTED DATA

                                            Six            Six
                                       Months Ended    Months Ended
                                       June 30, 1995   June 30, 1994


      Return to average common
      equity
         (annualized)                  (22.6%)(a)         15.9%

      Return to average total
      capital
         (annualized)                  (11.0%)(b)         11.7%

      Weighted average common              496.7          496.6
      shares and equivalent
      shares outstanding
      (millions)

      Earnings per share               $(3.28)(c)       $2.22

      Dividends per share              $1.38           $1.38


      Property additions               $1,811.0   $1,612.9
      (millions)


        (a) After adjusting net income and average common equity for the impact of the extraordinary losses, Return to average common equity was 15.1%.
        (b) After adjusting net income and average total capital for the impact of the extraordinary losses, Return to average total capital was 11.5%.
        (c) Excluding the extraordinary losses, Earnings per share were $2.22.



              BELLSOUTH TELECOMMUNICATIONS, INC.
              CONSOLIDATED STATEMENTS OF INCOME
                         (Unaudited)
                        (In Millions)

                           For the Three      For the
                              Months         Six Months
                           Ended June 30,    Ended June 30,
                           1995     1994     1995   1994
Operating Revenues:
Network and related
services
Local service           $1,793.4 $1,709.7  $3,561.7  $3,389.4
Interstate access          805.6    765.0   1,600.7   1,567.4
Intrastate access          227.0    230.4     453.1     460.5
Toll                       265.7    300.4     546.6     600.6
Other                      503.7    436.4     993.9     949.8
Total Operating          3,595.4  3,441.9   7,156.0   6,967.7
Revenues

Operating Expenses:
Cost of services and     1,270.4 1,293.9  2,557.7  2,609.6
 products
Depreciation and           764.7   728.5  1,511.1  1,457.4
 amortization
Selling, general and
 administrative            580.2   539.2  1,116.2  1,101.1
Total Operating          2,615.3 2,561.6  5,185.0  5,168.1
Expenses

Operating Income           980.1   880.3  1,971.0  1,799.6

Interest Expense           149.9   126.3    290.3    261.8
Other Income, net            7.5     5.3     12.2      9.3

Income Before Income       837.7   759.3  1,692.9  1,547.1
 Taxes
Provision for Income
 Taxes                     318.7   284.5    641.5    576.2

Income Before              519.0   474.8  1,051.4    970.9
 Extraordinary Losses
Extraordinary Loss for
   Discontinuance of
   Statement of
   Financial Accounting  (2,717.7)  --   (2,717.7)    --
   Standards
   No. 71, net of tax
Extraordinary Loss on
 Early                      (15.8)  --      (15.8)    --
 Extinguishment of
 Debt, net of tax

Net Income (Loss)        $(2,214.5) $474.8 $(1,682.1)  $970.9


                   PRELIMINARY (UNAUDITED)

                        July 20, 1995

      BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
                        SELECTED DATA




                                Three Months Ended   Three Months Ended
                                   June 30, 1995        June 30, 1994

      Property additions        $      807.4         $      808.0
      (millions)

      Allowance for funds used  $          3.4       $          4.8
      during construction
      (millions)

      Access minutes of use
      (millions):
      Interstate                15,597.1             14,422.3

      Intrastate                4,789.9              4,175.0

      IntraLATA toll messages   352.0                397.2
      (millions)


                                        At June 30,

                                1995                  1994

     Debt ratio                 48.0%                41.4%

     Telephone employees        72,404               77,419

     Network access lines in
     service
     (thousands)                20,690.8             19,746.3

     PRELIMINARY (UNAUDITED)

     July 20, 1995

      BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
                        SELECTED DATA




                                 Six Months Ended     Six Months Ended
                                   June 30, 1995        June 30, 1994

      Property additions        $   1,501.5          $   1,477.6
      (millions)

      Allowance for funds used  $          7.0       $          8.8
      during construction
      (millions)

      Access minutes of use
      (millions):
      Interstate                30,728.4             28,473.1

      Intrastate                9,319.0              8,180.6

      IntraLATA toll messages   722.0                783.8
      (millions)



                          SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


BELLSOUTH CORPORATION


By: /s/RONALD M. DYKES
    Ronald M. Dykes
    Vice President, Chief Financial Officer
     and Comptroller
    July 31, 1995